UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor
New York, New York 10154
 (Address of principal executive offices) (Zip code)

 (Name and address of agent for service)

Marisa Beeney
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:    December 31

Date of reporting period:  September 30, 2015

Item 1. Schedule of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Portfolio of Investments
September 30, 2015 (Unaudited)

	Principal
	Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 109.01%
Aerospace and Defense - 3.88%
Camp International Holding Company, Senior Secured Second Lien 2013 Replacement Term Loan, 8.250%, 12/02/2019	$987,409	$981,855
Jazz Acquisition Inc, Senior Secured Second Lien Term Loan, 7.750%, 06/19/2022	1,732,833	1,678,682
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	61,878	61,626
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	1,559,115	1,552,785
LM US Member LLC, Senior Secured Second Lien 2014 Specified Refinancing Term Loan, 8.250%, 01/25/2021	2,284,361	2,277,223
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	1,842,188	1,796,133
		8,348,304

Automotive - 0.81%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	449,609	451,106
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	1,294,266	1,293,192
		1,744,298

Banking, Finance, Insurance and Real Estate - 5.48%
Acrisure LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/19/2022	1,080,000	1,050,300
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.250%, 09/06/2019	1,985,005	1,995,744
AssuredPartners Capital Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 04/02/2021	1,038,694	1,039,343
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	1,550,064	1,404,745
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 11/09/2018	504,318	505,579
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	1,786,691	1,474,020
DTZ US Borrower LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 11/04/2022	1,956,522	1,973,641
Hamilton Lane Advisors LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 07/11/2022	705,882	705,882
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	256,081	251,536
TransFirst Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 11/12/2021	638,691	638,094
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 10/29/2021	775,510	756,123
		11,795,007

Beverage, Food and Tobacco - 4.42%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	2,500,000	2,503,125
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	2,023,533	1,976,313
US Foods Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 03/29/2019	4,363,094	4,365,407
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 12/31/2021	693,642	669,364
		9,514,209

Capital Equipment - 1.83%
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	3,714,286	3,695,714
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	239,776	238,577
		3,934,291

Chemicals, Plastics and Rubber - 4.56%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	720,000	717,527
Emerald Performance Materials LLC, Senior Secured Second Lien Initial Term Loan, 7.750%, 08/01/2022	1,500,000	1,489,373

	Principal
	Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Nexeo Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	$1,567,180	$1,502,533
Nexeo Solutions LLC, Senior Secured First Lien Term B-3 Loan, 5.000%, 09/11/2017	915,601	877,833
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,486,725	2,471,183
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	1,044,284	1,041,804
Tekni-Plex Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 06/01/2022	557,609	556,772
Tekni-Plex Inc, Senior Seucred Second Lien Initial Term Loan, 8.750%, 06/01/2023	1,153,846	1,153,846
		9,810,871

Construction and Building - 4.99%
Builders FirstSource Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 07/22/2022	1,100,917	1,093,866
C.H.I. Overhead Doors Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 07/28/2023	2,105,263	2,094,737
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	1,985,000	1,985,000
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, 5.000%, 07/01/2022	747,126	746,196
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	1,034,493	1,025,441
SRS Distribution Inc, Senior Secured First Lien Tranche B-1 Loan, 5.250%, 08/25/2022	834,668	834,318
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	2,987,859	2,967,318
		10,746,876

Consumer Goods Durable - 2.76%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	2,698,698	2,635,737
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,860,938	1,869,777
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	1,558,249	1,443,975
		5,949,489

Consumer Goods Non Durable - 0.88%
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	1,937,500	1,900,368

Containers, Packaging and Glass - 1.35%
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	336,162	339,100
Hilex Poly Co LLC, Senior Secured First Lien Term Loan, 6.000%, 12/06/2021	329,173	328,900
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	1,384,925	1,377,308
Pelican Products Inc, Senior Secured First Lien New Term Loan, 5.250%, 04/10/2020	296,914	297,285
Pelican Products Inc, Senior Secured Second Lien Term Loan, 9.250%, 04/09/2021	562,500	559,687
		2,902,280

Energy, Oil and Gas - 6.42%
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	1,327,434	1,129,420
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/17/2021	752,941	624,941
CITGO Holding Inc, Senior Secured First Lien Term Loan, 9.500%, 05/12/2018	2,178,590	2,151,369
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/26/2021	1,994,776	1,341,487
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	2,137,047	2,030,194
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan, 5.750%, 09/2/2021	1,984,962	1,618,568
Penn Products Terminals LLC, Senior Secured First Lien Tranche B Term Loan, 4.750%, 04/13/2022	746,250	736,922
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	1,578,403	1,183,802
Sheridan Investment Partners II LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	822,847	623,990
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	209,151	156,864
Sheridan Production Partners II-A LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	114,464	86,802

	Principal
	Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Production Partners II-M LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	$42,689	$32,372
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	127,751	95,813
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,899,038	1,642,668
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	436,025	371,347
		13,826,559

Environmental Industries - 1.69%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,046,234	2,015,540
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/27/2022	427,500	427,857
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,190,000	1,189,500
		3,632,897

Forest Products and Paper - 0.16%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	367,359	348,532

Healthcare and Pharmaceuticals - 8.45%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	1,201,220	1,201,220
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	1,474,804	1,471,117
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	397,470	396,808
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,255,845	1,254,282
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	650,688	648,655
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	4,858,403	4,706,578
Onex Schumacher Finance LP, Senior Secured First Lien Term Loan, L+3.50%, 08/01/2022(b)	539,326	537,978
Physio-Control International Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/06/2022	1,317,992	1,311,408
Progressive Solutions LLC, Senior Secured Second Lien Initial Term Loan, 9.500%, 10/22/2021	2,000,000	1,991,250
Sage Products Holdings III LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 06/15/2020	150,943	151,887
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 8.500%, 08/16/2019	2,178,268	1,532,956
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	451,136	451,770
Surgery Center Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 11/03/2021	2,500,000	2,526,562
		18,182,471

High Tech Industries - 19.84%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.500%, 07/31/2019	466,726	467,076
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,030,303	1,024,724
Aspect Software Inc, Senior Secured First Lien Tranche B Non-PIK Term Loan, 7.500%, 05/09/2016	5,034,241	4,933,556
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,865,476	2,855,433
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	1,335,312	1,326,131
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	4,969,962	4,802,226
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	470,905	465,509
Hyland Software Inc, Senior Secured Second Lien Term Loan, 8.250%, 07/03/2023	694,250	691,212
Informatica Corp, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	1,234,177	1,228,685
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	3,000,000	3,063,765
Lattice Semiconductor Corporation, Senior Secured First Lien Term Loan, 5.250%, 03/10/2021	1,492,500	1,417,875
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	2,190,938	2,192,998
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	2,595,833	2,524,448
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	987,500	986,261

	Principal
	Amount	Market Value

High Tech Industries (continued)
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	$1,875,000	$1,790,625
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.250%, 10/24/2021	1,786,478	1,790,944
Sophia LP, Senior Secured First Lien Term B Loan, L+3.75%, 09/16/2022(b)	2,000,000	1,998,440
Sungard Availability Services Capital Inc, Senior Secured First Lien Tranche B Term Loan, 6.000%, 03/29/2019	444,677	379,643
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	2,213,101	2,209,416
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,481,250	1,479,398
TIBCO Software Inc, Senior Secured First Lien Term Loan, 6.500%, 12/04/2020	1,296,943	1,287,216
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	2,991,117	2,796,694
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	1,000,000	1,008,125
		42,720,400

Hotels, Gaming and Leisure - 3.54%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	2,717,400	2,624,560
Caesars Entertainment Resort Properties LLC, Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	2,077,220	1,945,908
Mood Media Corporation, Senior Secured First Lien Term Loan, 7.000%, 05/01/2019	1,272,861	1,244,757
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	1,834,874	1,814,516
		7,629,741

Media Advertising, Printing and Publishing - 1.15%
Penton Media Inc, Senior Secured First Lien B-1 Term Loan, 5.000%, 10/03/2019	1,326,908	1,324,427
Southern Graphics Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/17/2019	1,156,250	1,149,023
		2,473,450

Media Broadcasting and Subscription - 1.44%
Altice Financing SA, Senior Secured First Lien Dollar Denominated Tranche Loan, 5.250%, 02/04/2022	1,050,000	1,048,031
Neptune Finco Corp, Senior Secured First Lien Term B Loan, L+4.00%, 09/23/2022(b)	2,054,795	2,046,062
		3,094,093

Metals and Mining - 1.57%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	2,468,185	1,409,605
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 4.750%, 11/08/2019	772,768	756,672
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	460,385	409,742
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	1,031,897	806,314
		3,382,333

Retail - 6.16%
Albertson's LLC, Senior Secured First Lien Term B-4 Loan, 5.500%, 08/25/2021	1,523,308	1,525,570
Ascena Retail Group Inc, Senior Secured First Lien Term B Loan, 5.250%, 08/19/2022	2,038,043	1,959,069
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	964,865	962,453
Men's Wearhouse Inc (The), Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 06/18/2021	1,363,636	1,365,341
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	790,000	651,750
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,322,922	1,058,338
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	2,000,000	1,600,000
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,057,292	2,000,716
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	2,790,357	2,141,599
		13,264,836

Services - Business - 11.38%
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	3,343,710	2,952,496
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	1,500,000	1,177,500
eResearch Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 05/08/2022	1,330,000	1,326,881
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/23/2021	3,036,213	3,000,173

	Principal
	Amount	Market Value

Services - Business (continued)
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	$3,207,309	$3,014,871
PowerTeam Services LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	1,482,425	1,469,454
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	3,160,377	2,994,458
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	1,564,911	1,529,701
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,145,223	1,146,300
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	1,900,000	1,884,173
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	3,000,000	2,958,750
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	1,064,223	1,057,572
		24,512,329

Services - Consumer - 3.37%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,178,933	2,148,973
Monitronics International Inc, Senior Secured First Lien Term B-1 Loan, 4.500%, 04/11/2022	1,304,077	1,299,597
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 03/31/2021	704,100	693,102
NVA Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 1.875%, 08/14/2021	49,349	49,400
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	691,228	672,797
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,440,590	2,397,891
		7,261,760

Telecommunications - 2.42%
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	1,785,361	1,775,318
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	1,706,281	1,717,125
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,980,000	1,722,600
		5,215,043

Transportation Cargo - 0.59%
Navistar International Corporation, Senior Secured First Lien Tranche B Term Loan, 6.500%, 08/06/2020	1,285,714	1,258,926

Transportation Consumer - 1.82%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,050,469	3,923,892

Utilities Electric - 8.05%
Astoria Energy LLC, Senior Secured First Lien Advance Term B Loan, 5.000%, 12/24/2021	538,215	537,317
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	386,374	384,925
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, L+4.75%, 09/20/2021(b)	1,000,000	843,750
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,691,729	2,513,402
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	740,741	707,407
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	1,470,588	1,411,765
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	4,760,937	4,356,257
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	3,000,000	2,700,000
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,176,310	1,179,251
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,126,577	1,882,021
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	812,546	813,480
		17,329,575

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $243,854,467)		234,702,830

	Principal
	Amount	Market Value

COLLATERALIZED LOAN OBLIGATIONS(a) - 2.91%
Banking, Finance, Insurance and Real Estate - 2.91%
Symphony Ltd, Senior Secured Collateralized Loan Obligation, Series 2014-14A, 4.886%, 07/14/2026(c)	$4,700,000	$4,072,218
Voya Ltd, Senior Secured Collateralized Loan Obligation, Series 2014-4A, 5.786%, 10/14/2026(c)	2,400,000	2,199,571
		6,271,789

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $6,509,709)		6,271,789

CORPORATE BONDS - 34.93%
Automotive - 0.85%
Omega US Sub LLC, Senior Unsecured Bond, 8.750%, 07/15/2023(c)	2,050,000	1,824,500

Banking, Finance, Insurance and Real Estate - 3.33%
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(d)	3,025,000	2,934,250
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	1,300,000	1,259,375
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	3,500,000	2,988,125
		7,181,750

Beverage, Food and Tobacco - 2.13%
Alphabet Holding Co Inc, Senior Unsecured Bond, 7.750%, 11/01/2017(d)	1,327,000	1,293,825
P F Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(c)	3,377,000	3,301,017
		4,594,842

Capital Equipment - 1.06%
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(c)	2,500,000	2,287,500

Chemicals, Plastics and Rubber - 1.23%
INEOS Group Holding SA, Senior Secured Bond, 5.875%, 02/01/2019(c)	1,000,000	933,750
Sawgrass Merg Sub, Senior Secured Bond, 8.750%, 12/15/2020(c)	2,000,000	1,720,000
		2,653,750

Construction and Building - 3.03%
Builders FirstSource Inc, Senior Unsecured Bond, 10.750%, 08/15/2023(c)	2,150,000	2,158,063
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(c)	3,200,000	3,120,000
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(c)	1,250,000	1,240,625
		6,518,688

Consumer Goods Durable - 0.49%
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	1,000,000	1,053,750

Consumer Goods Non Durable - 0.59%
Anna Merger Sub Inc, Senior Unsecured Bond, 7.750%, 10/01/2022(c)	1,345,000	1,267,662

Containers, Packaging and Glass - 1.57%
Bway Holding Company, Senior Unsecured Bond, 9.125%, 08/15/2021(c)	1,500,000	1,455,000
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(c)	2,030,000	1,933,575
		3,388,575

Energy, Oil and Gas - 2.85%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023(c)	1,600,000	1,476,992
Comstock Resources Inc, Senior Unsecured Bond:
7.750%, 04/01/2019	1,000,000	255,000
9.500%, 06/15/2020	2,000,000	560,000

	Principal
	Amount	Market Value

Energy, Oil and Gas (continued)
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	$500,000	$410,000
Dynegy Finance I / II Inc, Senior Unsecured Bond, 6.750%, 11/01/2019	650,000	654,875
Jupiter Resources Inc, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	2,000,000	1,135,000
Oneok Inc, Senior Unsecured Bond, 7.500%, 09/01/2023	600,000	579,372
SandRidge Energy Inc, Senior Secured Bond, 8.750%, 06/01/2020(c)	1,750,000	1,064,219
		6,135,458

Forest Products and Paper - 0.33%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	955,000	721,025

Healthcare and Pharmaceuticals - 0.80%
JLL / Delta Dutch Pledgeco BV, Senior Unsecured Bond, 8.750%, 05/01/2020(c)(d)	1,700,000	1,714,875

High Tech Industries - 0.28%
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	670,000	605,513

Hotels, Gaming and Leisure - 4.75%
Caesars Entertainment Resort Prop, Senior Secured Bond, 8.000%, 10/01/2020	1,000,000	955,000
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	4,000,000	3,947,500
Scientific Games Corp, Senior Secured Bond, 8.125%, 09/15/2018	5,000,000	4,675,000
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(c)	650,000	645,125
		10,222,625

Media Broadcasting and Subscription - 0.42%
Neptune Finco Corp, Senior Unsecured Bond, 6.625%, 10/15/2025(c)	900,000	906,750

Retail - 1.34%
Logan's Roadhouse Inc, Senior Unsecured Bond, 10.750%, 10/15/2017	1,300,000	864,500
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(c)(d)	2,000,000	2,020,000
		2,884,500

Services - Business - 2.77%
Cambium Learning Inc, Senior Secured Bond, 9.750%, 02/15/2017	1,500,000	1,507,500
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(c)	2,770,000	2,181,375
Modular Space Corp, Senior Secured Bond, 10.250%, 01/31/2019(c)	3,250,000	2,275,000
		5,963,875

Services - Consumer - 1.79%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	4,250,000	3,846,250

Telecommunications - 2.01%
Avaya Inc, Senior Secured Bond, 10.500%, 03/01/2021(c)	7,050,000	3,278,250
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	1,000,000	1,043,750
		4,322,000

Transportation Consumer - 1.96%
Air Canada, Senior Unsecured Bond, 7.750%, 04/15/2021(c)	4,000,000	4,220,000

Utilities Electric - 1.35%
GenOn Energy Inc, Senior Secured Bond, 9.875%, 10/15/2020	2,100,000	1,963,500

	Principal
	Amount	Market Value

Utilities Electric (continued)
RRI Energy Inc, Senior Unsecured Bond, 7.875%, 06/15/2017	$1,000,000	$942,500
		2,906,000

TOTAL CORPORATE BONDS
(Cost $84,630,310)		75,219,888

	Shares	Market Value
COMMON STOCK - 0.16%
Consumer Goods Durable - 0.16%
New MMI Holdings Inc(e)	20,481	$345,617

TOTAL COMMON STOCK
(Cost $823,249)		345,617

Total Investments - 147.01%
(Cost $335,817,735)		316,540,124

Assets in Excess of Other Liabilities - 2.87%		6,172,942

Leverage Facility - (49.88)%		(107,400,000)

Net Assets - 100.00%		$215,313,066

Amounts above are shown as a percentage of net assets as of September 30, 2015.

(a)	The interest rate shown represents the rate at period end.
(b)	All or a portion of this position has not settled as of September 30, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $62,378,842, which represents approximately 28.97% of net assets as of September 30, 2015.
(d)	Option to convert to pay-in-kind security.
(e)	Non-income producing security.

Blackstone / GSO Long-Short Credit Income Fund
Notes to Quarterly Portfolio of Investments
September 30, 2015 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (the "Fund" or “BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that date, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first and second lien secured loans (‘‘Secured Loans’’ or “Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase.

On December 19, 2014 the Board of Trustees approved a change to BGX’s investment guidelines that took effect in January 2015. Under the new investment guidelines, BGX’s long positions, either directly or through the use of derivatives, may total up to 150% of BGX’s net assets. The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. Subject to the preceding restrictions, the Fund’s total long and short positions, either directly or through the use of derivatives, may total up to 160% of the Fund’s net assets. Prior to the approval of such change, BGX’s long positions, either directly or through the use of derivatives, may have totaled up to 130% of the Fund's net assets, and its short positions, either directly or through the use of derivatives, may have totaled up to 30% of BGX’s net assets.

BGX was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BGX is now classified as a diversified company, which means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BGX may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. BGX is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BGX’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized service. The prices provided by the nationally recognized service are typically based on the evaluated mid‐price of each of the CLOs. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BGX’s perceived risk of investing in those securities.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of September 30, 2015:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$6,552,171	$1,796,133	$8,348,304
Beverage, Food and Tobacco	–	8,844,845	669,364	9,514,209
Capital Equipment	–	238,577	3,695,714	3,934,291
Chemicals, Plastics and Rubber	–	7,339,688	2,471,183	9,810,871
Containers, Packaging and Glass	–	2,342,593	559,687	2,902,280
Energy, Oil and Gas	–	13,089,637	736,922	13,826,559
Healthcare and Pharmaceuticals	–	17,644,493	537,978	18,182,471
High Tech Industries	–	34,190,758	8,529,642	42,720,400
Services - Business	–	20,023,878	4,488,451	24,512,329
Utilities Electric	–	10,854,146	6,475,429	17,329,575
Other	–	83,621,541	–	83,621,541
Collateralized Loan Obligations	–	–	6,271,789	6,271,789
Corporate Bonds	–	75,219,888	–	75,219,888
Common Stock	–	345,617	–	345,617
Total	$–	$280,307,832	$36,232,292	$316,540,124

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Collateralized Loan Obligations	Total
Balance as of December 31, 2014	$20,826,594	$1,053,807	$21,880,401
Accrued discount/ premium	35,173	19,708	54,881
Realized Gain/(Loss)	(302,675)	(44,115)	(346,790)
Change in Unrealized Appreciation/(Depreciation)	(401,311)	(190,411)	(591,722)
Purchases	15,805,015	6,491,800	22,296,815
Sales Proceeds	(9,107,656)	(1,059,000)	(10,166,656)
Transfer into Level 3	12,712,405	—	12,712,405
Transfer out of Level 3	(9,607,042)	—	(9,607,042)
Balance as of September 30, 2015	$29,960,503	$6,271,789	$36,232,292
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2015	$(778,797)	$(237,920)	$(1,016,717)

Information about Level 3 fair value measurements as of September 30, 2015:

	Fair Value at 9/30/2015	Valuation Technique(s)	Unobservable Input(s)
Floating Rate Loan Interests	$29,960,503	Third-party vendor pricing service	Vendor quotes
Collateralized Loan Obligations	$6,271,789	Third-party vendor pricing service	Vendor quotes

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SECURED LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities ("Borrowers"), in its definition of "Secured Loans". Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its "Managed Assets" as net assets plus leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions. At September 30, 2015, 72.77% of BGX’s Managed Assets were held in Secured Loans.

First lien secured loans hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining loan maturities may be substantially less than their stated maturities. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2015, BGX had invested $64,142,312 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation. BGX had no outstanding participations as of September 30, 2015.

NOTE 4. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations ("CLOs"). A CLO is a financing company (generally called a Special Purpose Vehicle ("SPV")), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or nonpayment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 5. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a bank to borrow money pursuant to a 364‐day revolving line of credit ("Leverage Facility") dated July 29, 2014, as amended on January 26, 2015 and July 28, 2015, to borrow up to a limit of $117 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.75% above LIBOR, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a 0.20% commitment fee on any undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364‐day period with the consent of the lending bank. At September 30 2015, BGX had borrowings outstanding under its Leverage Facility of $107.4 million, at an interest rate of 0.93%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2015. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy (see Note 2). For the quarter ended September 30, 2015, the average borrowings under BGX's Leverage Facility and the average interest rate were $99,636,264 and 0.90%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian. As of September 30, 2015, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage. As of September 30, 2015, BGX's leverage represented 33.28% of the Fund’s Managed Assets.

NOTE 6. UNREALIZED APPRECIATION/(DEPRECIATION)

On September 30, 2015, based on a cost of $335,830,575 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,165,960 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,456,411, resulting in net unrealized depreciation of $19,290,451.

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	November 24, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	November 24, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	November 24, 2015